UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2009

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

The information included in this Current Report on Form 8-K under this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

On May 29, 2009, Kilroy Realty Corporation (the “Company”) priced an underwritten public offering of 8,750,00 shares of its common stock, par value $0.01 per share, at $20.00 per share. The underwriters for the offering exercised in full their option to purchase an additional 1,312,500 shares to cover overallotments. Combined with the initial shares of common stock, the Company will sell a total of 10,062,500 shares for aggregate net proceeds of approximately $191.7 million. The issuance and sale of all 10,062,500 shares is expected to close on Wednesday, June 3, 2009, subject to satisfaction of closing conditions. Merrill Lynch & Co. and J. P. Morgan Securities Inc. acted as representatives of the several underwriters.

The Company plans to contribute the net proceeds from the offering to Kilroy Realty, L.P., the Company’s operating partnership (the “Operating Partnership”). The Operating Partnership will subsequently use the net proceeds to repay a portion of the borrowings under its unsecured revolving credit facility. The Company intends to reborrow amounts under the unsecured revolving credit facility from time to time for general corporate purposes, including potentially for the repayment of long-term debt.

After considering the effect of the offering, the receipt of the expected net offering proceeds and the expected use of those proceeds as described above, the Company expects that the offering will have a dilutive effect of approximately $0.38 from the previously announced guidance of funds from operations, or FFO, per diluted common share and unit for the full year ending December 31, 2009, which was previously furnished on the Company’s website.

The Company is not otherwise modifying its previously announced guidance. The revised guidance is as follows:

Projected Funds From Operations Guidance for the Year Ending December 31, 2009

And Related Reconciliation to Net Income Available for Common Stockholders

($ in thousands, except per share/unit amounts)

	Projected 2009 Guidance
	Low End	High End
Net Income Available to Common Stockholders	$23,785	$30,602
Adjustments
Noncontrolling interests in earnings of Operating Partnership	967	1,245
Depreciation and Amortization	81,389	82,554
Net (gain) loss on dispositions of discontinued operations	—	—

Funds from Operations	$106,141	$114,401

Weighted average common shares/units outstanding—diluted	41,300	41,300
FFO per common share/unit—diluted	$2.57	$2.77

The above estimates reflect management’s view of current market conditions and certain assumptions with regard to rental rates, occupancy levels and other assumptions and/or projections. Actual results could differ from these estimates.

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with generally accepted accounting principles, or GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

The statements above that are not historical facts, including statements related to the closing of the offering and our 2009 FFO guidance, are forward-looking statements within the meaning of Section 21E of the Exchange Act. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors set forth under the captions (or similar captions) “Item 1A. Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2009, and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2009 filed with the Securities and Exchange Commission, and as described in any amendment to the foregoing documents or the Company’s other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: June 3, 2009
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

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